DELAWARE GROUP                                                        PROSPECTUS
PREMIUM FUND, INC.                                                   MAY 1, 1998
INTERNATIONAL EQUITY SERIES

   ------------------------------------------------------------------------
                  1818 Market Street, Philadelphia, PA 19103

    This Prospectus describes the International Equity Series (the "Series") of Delaware Group Premium Fund, Inc. (the "Fund"). The Series' objective is to achieve long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. This Series has the same objective and investment discipline as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, that it invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants consistent with the Series' objective.

    The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. Although the Series will constantly strive to attain its objective, there can be no assurance that it will be attained.

    This Prospectus describes the International Equity Series and sets forth information that you should read and consider before you invest. Please retain it for future reference. PART B of the Fund's registration statement, dated May 1, 1998, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. (the "Distributor") at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

TABLE OF CONTENTS
    Cover Page.........................................................        1
    Financial Highlights...............................................        2
    Investment Objective and Policies..................................        3
      Introduction.....................................................        3
      Investment Strategy..............................................        3
Purchase and Redemption................................................        5
Dividends and Distributions............................................        5
Taxes..................................................................        5
Calculation of Offering Price
    and Net Asset Value Per Share......................................        5
Management of the Fund.................................................        6
    Performance Information............................................        6
    Distribution and Service...........................................        7
    Expenses...........................................................        7
    Description of Fund Shares.........................................        7
Other Considerations...................................................        8

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL
FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND
INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION DEPOSITS.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc.-International Equity Series and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into PART B. Further information about the Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.
--------------------------------------------------------------------------------

                                                                              International Equity Series
                                                               ----------------------------------------------------------------
                                                                                                                      10/29/92(1)
                                                                                   Year Ended                           through
                                                               12/31/97   12/31/96   12/31/95   12/31/94    12/31/93    12/31/92
Net asset value, beginning of period.......................... $15.110    $13.120    $11.840     $11.620    $10.030     $10.000

Income From Investment Operations:
Net investment income(2)......................................   0.359      0.557      0.419       0.220      0.052       0.015
Net realized and unrealized gain (loss) on investments and
  foreign currencies .........................................   0.596      1.966      1.191       0.080      1.548       0.015
                                                               -------    -------    -------     -------    -------     -------
  Total from investment operations............................   0.955      2.523      1.610       0.300      1.600       0.030
                                                               -------    -------    -------     -------    -------     -------

Less Dividends and Distributions:
Dividends from net investment income..........................  (0.545)    (0.420)    (0.240)     (0.070)    (0.010)       none
Distributions from net realized gain on investment
  transactions ...............................................    none     (0.113)    (0.090)     (0.010)      none        none
                                                               -------    -------    -------     -------    -------     -------
  Total dividends and distributions...........................  (0.545)    (0.533)    (0.330)     (0.080)    (0.010)       none
                                                               -------    -------    -------     -------    -------     -------
Net asset value, end of period................................ $15.520    $15.110    $13.120     $11.840    $11.620     $10.030
                                                               =======    =======    =======     =======    =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Total return(3)...............................................    6.60%(4) 420.03%(4)  13.98%(4)    2.57%(4)  15.97%(4)    1.73%(4)
----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted).......................$198,863    131,428    $81,548     $57,649   $16,664      $  177
Ratio of expenses to average net assets.......................    0.85%      0.80%      0.80%       0.80%     0.80%        (5)
Ratio of expenses to average net assets prior to expense
  limitation .................................................    0.90%      0.91%      0.89%       1.01%     1.85%        (5)
Ratio of net investment income to average net assets..........    2.28%      4.71%      3.69%       2.63%     1.85%        (5)
Ratio of net investment income to average net assets prior
  to expense limitation ......................................    2.23%      4.60%      3.60%       2.42%     0.80%        (5)
Portfolio turnover............................................       7%         8%        19%         13%        9%        (5)
Average commission rate paid(6)............................... $0.0150    $0.0100        N/A         N/A       N/A         N/A

-----------------
(1)Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.
(2)Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3)Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4)Total return reflects the expense limitation referenced in Expenses under Management Of The Fund.
(5)The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(6)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES
INTRODUCTION

    The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering multiple series of shares. This Prospectus offers shares of the International Equity Series.

    The objective of the Series is to seek long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Series' assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). The Series will operate as a diversified fund for purposes of the 1940 Act.

    The Series' investment objective is a fundamental policy and cannot be changed without approval by the holders of a "majority" of the Series' outstanding shares, as defined in the Investment Company Act of 1940 ("1940 Act"). Although the Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described under Investment Strategy below, see Other Considerations for other techniques available to the Series in pursuit of its objective. Part B provides more information on the Series' investment policies and restrictions.

    The Series may be suitable for the patient investor interested in long-term growth through investments that provide the potential for capital appreciation and income. The investor should be willing to accept the risks associated with investments in foreign equity securities in which the Series may invest, as well as the special investment techniques in which the Series may engage. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth. See Other Considerations and Special Risk Factors.

INVESTMENT STRATEGY

    The Series will attempt to achieve its objective by investing in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. The Series may also invest in sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts. Delaware International Advisers Ltd. ("Delaware International"), the Series' investment manager, will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. With a dividend discount analysis, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Delaware International uses this technique to attempt to compare the value of different investments. With a purchasing power parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

    While the Series may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Philippines, Spain, Switzerland, Singapore and the United Kingdom. In certain countries, investments may only be made by purchasing shares of closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

    For temporary, defensive purposes, the Series may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by Standard & Poor's Ratings Group ("S&P"), or Aa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Delaware International. For example, the Series may enter the global fixed-income markets when Delaware International believes that the global equity markets are excessively volatile or overvalued so that the Series' objective cannot be achieved in such markets. In addition, the Series may invest in the U.S. fixed-income markets for temporary, defensive purposes when Delaware International believes that the international equity and fixed-income markets are evidencing such excessive volatility or overvaluation. The Series may also invest in the securities listed for defensive investing pending investment of proceeds from new sales of Series shares and to maintain sufficient cash to meet redemption requests.

Foreign Currency Transactions

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

    The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Series' investment manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency.

    The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.

    At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.

    The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Series and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Series will be required to pay upon exercise of the put. See Futures Contracts and Options on Futures Contracts under Other Considerations.

Futures Contracts and Options on Futures Contracts

    The Series may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Series is to protect the Series against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Series' portfolio securities or adversely affect the prices of securities which the Series intends to purchase at a later date without actually buying or selling such securities. See Other Considerations--Futures Contracts and Options on Futures Contracts.

PURCHASE AND REDEMPTION

    Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

    The Series will normally make payments from net investment income and net realized securities, if any, once a year. The Fund's fiscal year ends on December 31.

    Both dividends and distributions, if any, are automatically reinvested in additional Series shares.

TAXES

    The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE
PER SHARE

    The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

    The Series' NAV per share is computed by adding the value of all securities and other assets in the Series' portfolio, deducting any liabilities of the Series (expenses and fees are accrued daily) and dividing by the number of the Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining the Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

    The Series' portfolio will be comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays). As a result, the net asset value of the Series may be significantly affected by such trading on days when shareholders have no access to the Series.

MANAGEMENT OF THE FUND
Directors

    The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager

    Delaware International Advisers Ltd. ("Delaware International") furnishes investment management services to the Series. Delaware International is affiliated with Delaware Management Company ("Delaware Management").

    Delaware Management and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

    The Manager is a series of Delaware Management Business Trust. The
Manager changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On
April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Managem ent and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and Delaware International was executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street,
Philadelphia, PA 19103. Delaware International's address is Third Floor, 80 Cheapside, London, England EC2V 6EE.

    Delaware International manages the Series' portfolio and implements investment decisions on behalf of the Series. For these services, Delaware International is paid an annual fee equal to 0.75% of the average daily net assets of the Series, less the Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund. See EXPENSES for a discussion of a voluntary waiver of its management fee undertaken by Delaware International.

    The investment management fee incurred by the Series for the year ended December 31, 1997 was 0.75% of average daily net assets. After considering the waiver of fees by Delaware International, 0.69% of average daily net assets was paid by the Series.

    The directors of the Fund annually review the fees paid under the Series' Investment Management Agreement.

    Clive A. Gillmore and Nigel A. May have primary responsibility for making day-to-day investment decisions for the Series. Mr. Gillmore has been the senior portfolio manager for the Series since its inception, and Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General
Investment Management, which is the Asset Management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware Inte rnational was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Group for five years. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members. Mr. Gillmore and Mr. May also regularly consult with David G. Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

Portfolio Trading Practices

    The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series. Given the Series' investment objective, the annual portfolio turnover rate is not expected to exceed 100%. Delaware International uses its best efforts to obtain the best available price and most favorable execution for Series portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to Delaware International or its respective advisory clients. These services may be used by Delaware International in servicing any of its accounts. Subject to best price and execution, Delaware International may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION

    From time to time, the Series may quote total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Series may also advertise aggregate and average total return information over additional periods of time.
    Because securities' prices fluctuate, investment results of the Series will fluctuate over time and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
    The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Series' shares under a Distribution Agreement dated April 3, 1995. It bears all of the costs of promotion and distribution.

    Delaware Service Company, Inc. (the "Transfer Agent") serves as the Fund's shareholders servicing, dividend disbursing and transfer agent under the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

    The directors of the Fund annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                     * * *

    As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

    Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro."
It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. The Series could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of the Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

EXPENSES

    The Series is responsible for all of its own expenses other than those borne by Delaware International under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.

    Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998. This voluntary fee waiver and expense payment was extended through October 31, 1998. Prior to July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. For the fiscal year ended December 31, 1997, the Series' ratio of expenses to average daily net assets was 0.85%, reflecting the waiver and payment of fees. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets for the Series would have been 0.90%.

DESCRIPTION OF FUND SHARES

    Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Life Insurance and Annuity Company. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

    The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. The Series is currently allocated fifty million shares.

    The Series' shares have equal voting rights and are equal in all other respects. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shareholders of the Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in the Series.

    Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectus for the separate account which invests in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

When-Issued and Delayed Delivery Securities

    Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued basis or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If the Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

Repurchase Agreements

    The Series may also use repurchase agreements which are at least 102% collateralized by U.S. government securities. The Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by Delaware International under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.

    The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

Portfolio Loan Transactions

    The Series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.

    The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Delaware International, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Delaware International.

Borrowings

    The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets. See Part B for additional possible restrictions on borrowing. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

Liquidity and Rule 144A Securities

    In order to assure that the Series has sufficient liquidity, as a matter of fundamental policy, the Series may not invest more than 10% of its net assets in illiquid assets, including restricted securities and repurchase agreements maturing in more than seven days. However, subject to the following paragraphs, this policy shall not limit the Series' acquisition of securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Series to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

    While maintaining oversight, the Board of Directors has delegated to Delaware International the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed Delaware International to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    If Delaware International determines that a Rule 144A Security which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities, Delaware International will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Investment Company Securities

    Any investments that the Series makes in closed-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Options

    To achieve the Series' objectives, the Series intends to use certain hedging techniques which might not be conveniently available to individuals.
    These techniques will be used at Delaware International's discretion to protect the Series' principal value.

    The Series may purchase put options, write covered call options, purchase call options and enter into closing transactions in connection therewith in respect of securities in which the Series may invest. In purchasing put and call options, the premium paid by the Series, plus any transaction costs, will reduce any benefit realized by the Series upon exercise of the option.

    Purchasing a put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.

    Writing a covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if Delaware International's judgment is wrong and interest rates fall or stock prices rise.

    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

    Closing transactions essentially let the Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

    The Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Series will only invest in such options to the extent consistent with its 10% limit on investment in illiquid securities.

    The Series also may write and purchase call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Series will not engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter
250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities.

Futures Contracts and Options on Futures Contracts

    The Series may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Series is to protect the Series against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Series' portfolio securities or adversely affect the prices of securities which the Series intends to purchase at a later date without actually buying or selling such securities.

    For hedging purposes, the Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the Series may enter into futures transactions relating to foreign currency.

    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

    Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

    A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

    The Series may also purchase and write options on the types of futures contracts that the Series could invest in.

    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.

SPECIAL RISK FACTORS

    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.

    The Series has the right to purchase securities in any foreign country, developed and underdeveloped, or emerging market countries. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Series may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

    Compared to the United States and other developed countries, underdeveloped countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many underdeveloped countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulatio ns, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in underdeveloped countries, the Series' investment manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries.

    As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.

    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

                                     * * *

    The Series' investment objective, the Fund's designation as an open-end investment company, the Series' designation as a diversified fund, and its policies concerning portfolio lending, borrowing and purchases of illiquid securities may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of
(a) 67% or more of the Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of the Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote. See Special Risk Factors.

Diversification

    The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue
Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

    Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.

    The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

    The Series will be managed in such a manner as to comply with these diversification requirements.

Ratings

    APPENDIX A of PART B describes the ratings of S&P, Moody's, Duff and
Phelps, Inc. and Fitch Investors Service, Inc., four of the better-known statistical rating organizations.
                                                                              12

(DGPF/PF1-SAI/PART B)
                                             -----------------------------------
                                             DELAWARE GROUP PREMIUM FUND
                                             -----------------------------------
                                             INTERNATIONAL EQUITY SERIES
                                             -----------------------------------

INVESTMENT MANAGER
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,                       PART B
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                          STATEMENT OF
AND TRANSFER AGENT                           ADDITIONAL INFORMATION
Delaware Service Company, Inc.               -----------------------------------
1818 Market Street
Philadelphia, PA 19103                       MAY 1, 1998

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245                                  DELAWARE
                                                     INVESTMENTS

(DGPF/PF1-SAI/PART B)


--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1998
--------------------------------------------------------------------------------

DELAWARE GROUP PREMIUM FUND, INC.

--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------

















--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Objective and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Offering Price
--------------------------------------------------------------------------------
Dividends and Realized Securities Profits
         Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreement
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix A--Description of Ratings
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

(DGPF/PF1-SAI/PART B)


        Delaware Group Premium Fund, Inc. (the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with multiple separate Portfolios. Each series is in effect a separate fund issuing its own shares.

        The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners.

        This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus of the International Equity Series (the "Series") of the Fund dated May 1, 1998, as it may be amended from time to time, and describes only the Series. It should be read in conjunction with the prospectuses for the variable contract and the Series. Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into the Series' Prospectus. The Series' Prospectus may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

(DGPF/PF1-SAI/PART B)


INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of the Series is long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Series' assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. There can be no assurance that the objective of the Series will be realized. The Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS
       The Fund has adopted the following restrictions for the Series which, along with its investment objective, may not be amended without approval of a majority of the outstanding voting securities of the Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. The Series will not:

       1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Series.

       2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

       3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

       4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by the Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

       5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

       6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

(DGPF/PF1-SAI/PART B)


       7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit the Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

        8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

        9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

       11. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

       12. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

       While the Series is permitted under certain circumstances to borrow money, it does not normally do so. No investment securities will be purchased while the Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Series shares, the Series will not borrow money in excess of 25% of the value of its net assets.

FOREIGN SECURITIES
       Investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectus, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit it to enter into forward

(DGPF/PF1-SAI/PART B)


foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

       There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of such interest equalization tax, if imposed, would reduce the Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
       In connection with the Series' investment in foreign securities, the Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

       Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking to market each day at daily exchange rates.

       When the Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines,

(DGPF/PF1-SAI/PART B)


additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

       Futures Contracts--As noted in the Prospectus, the Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

       Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Series' current or intended investments from broad fluctuations in stock or bond prices. For example, the Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series in not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

       Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed-income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserve could then be used to buy long-term bonds on the cash market.

       As noted in the Prospectus, the Series may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contacts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or

(DGPF/PF1-SAI/PART B)


may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in the value as a result of the change in exchange rates.

       Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

       The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, Delaware International Advisers Ltd. ("Delaware International"), the historical relationship among foreign currencies suggests that the Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

       Options on Futures Contracts--As noted in the Prospectus, the Series may purchase and write options on the types of futures contracts the Series could invest in.

       The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

       The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, the Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

(DGPF/PF1-SAI/PART B)


OPTIONS ON FOREIGN CURRENCIES
       The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

       Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

       The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

       Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

       The Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

       With respect to writing put options, at the time the put is written, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be

(DGPF/PF1-SAI/PART B)


maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

REPURCHASE AGREEMENTS
       The Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment manager believes that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

       The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. The Series may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
       The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. It is the understanding of Delaware International that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

       The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Delaware International, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Delaware International.

(DGPF/PF1-SAI/PART B)


OPTIONS
       The Series may write and purchase call options and purchase put options on a covered basis only and may enter into closing transactions with respect to such options transactions. The Series will not engage in option transactions for speculative purposes.

       The Series may invest in options that are Exchange listed and traded over-the-counter. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurances that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on the Series' ability to effectively hedge its securities.

       A. Covered Call Writing--The Series may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware International determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

       During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

       With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

       Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

       If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

       The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

(DGPF/PF1-SAI/PART B)


       A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

       B. Purchasing Put Options--The Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

       A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intends to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

       The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

       C. Purchasing Call Options--The Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

       The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

       Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

(DGPF/PF1-SAI/PART B)


       D. Options on Stock Indices--The Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

       Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

       As with stock options, the Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

       A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

       The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

       Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

       The Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

(DGPF/PF1-SAI/PART B)


ACCOUNTING AND TAX ISSUES

       When the Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

       In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has written expires on its stipulated expiration date, the Series recognizes a capital gain. If the Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The premium paid by the Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

       Options on Certain Stock Indices. Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

       Other Tax Requirements--The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

       In order to qualify as a regulated investment company for federal income tax purposes, the Series must meet certain specific requirements, including:

       (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

(DGPF/PF1-SAI/PART B)


       (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

       (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

       (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

       The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

       The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

       The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

       Investment in Foreign Currencies and Foreign Securities--The Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to the Series:

       Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses,

(DGPF/PF1-SAI/PART B)


may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

       If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

       The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

       The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

       Investment in Passive Foreign Investment Company securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Series receives an "excess distribution" with respect to

(DGPF/PF1-SAI/PART B)


PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

       The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

       The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

       You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

       Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

(DGPF/PF1-SAI/PART B)


PERFORMANCE INFORMATION

       From time to time, the Fund may state the Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information of the Series over additional periods of time. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account.

       The Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                 P(1 + T) = ERV

                   Where:  P = a hypothetical initial purchase order of $1,000;

                           T = average annual total return;

                           n = number of years;

                         ERV = redeemable value of the hypothetical $1,000
                               purchase at the end of the period.

       Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

       The performance of the Series, as shown below, is the average annual total return quotations through December 31, 1997. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                          Average Annual Total Return*

                                                                     Period
                     1 year           3 years          5 years       10/29/92**
                     ended            ended            ended         through
                     12/31/97         12/31/97         12/31/97      12/31/97

                     6.60%            13.40%           11.65%        11.30%

* Delaware International elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement to limit operating expenses of the Series to to the amounts noted under Investment Management Agreement. In the absence of such voluntary waiver, performance would have been affected negatively.

**     Date of initial public offering.

(DGPF/PF1-SAI/PART B)


Comparative Information
       From time to time, the Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, or Australia and Far East (EAFE) Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

       Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

       Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index is an industry-accepted unmanaged index of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

       Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

       Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

       The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer

(DGPF/PF1-SAI/PART B)


Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of the Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

       The following table is an example, for purposes of illustration only, of cumulative total return performance for the Series through December 31, 1997. For these purposes, the calculations assume the reinvestment of any realized profits distributions and income dividends paid during the indicated periods.

(DGPF/PF1-SAI/PART B)


                            Cumulative Total Return*

                         3 months
                         ended
                         12/31/97                (6.95%)

                         6 months
                         ended
                         12/31/97                (6.45%)

                         9 months
                         ended
                         12/31/97                 2.85%

                         1 year
                         ended
                         12/31/97                 6.60%

                         3 years
                         ended
                         12/31/97                45.84%

                         5 years
                         ended
                         12/31/97                73.48%

                         Period
                         10/29/92**
                         through
                         12/31/97                74.00%

  * Delaware International elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement to limit operating expenses of the Series to to the amounts noted under Investment Management Agreement. In the absence of such voluntary waiver, performance would have been affected negatively.

 ** Date of initial public offering.

       Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing Delaware International's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

(DGPF/PF1-SAI/PART B)


Dollar-Cost Averaging
       For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

       The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                     Number
                             Investment          Price Per          of Shares
                               Amount              Share            Purchased

            Month 1            $100               $10.00                10
            Month 2            $100               $12.50                 8
            Month 3            $100                $5.00                20
            Month 4            $100               $10.00                10

            --------------------------------------------------------------------
                               $400               $37.50                48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

This example is for illustration purposes only. It is not intended to represent the actual performance of the Series.

THE POWER OF COMPOUNDING
       As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of the Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. The Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

(DGPF/PF1-SAI/PART B)


TRADING PRACTICES AND BROKERAGE

       Delaware International selects brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

       During the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions paid by the Series were $86,131, $110,181 and $215,242, respectively.

       Delaware International may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by Delaware International in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

       During the fiscal year ended December 31, 1997, portfolio transactions in the amount of $25,179,824, resulting in brokerage commissions of $58,049, were directed to brokers for brokerage and research services provided.

       As provided in the Securities Exchange Act of 1934 and the Series' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to Delaware International which constitute in some part brokerage and research services used by Delaware International in connection with its investment decision-making process and constitute in some part services it uses in connection with administrative or other functions not related to its investment decision-making process. In such cases, Delaware International will make a good faith allocation of brokerage and research services and will pay out of its own resources for services it uses in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best

(DGPF/PF1-SAI/PART B)


price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

       Delaware International may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of Delaware International and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

       Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover
       The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for the Series. Given the Series' investment objective, the Fund anticipates that the annual rate of portfolio turnover will not generally exceed 100% for the Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of the Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

       The degree of portfolio activity may affect brokerage costs incurred by the Series. A turnover rate of 100% would occur, for example, if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve its objective, the Series may hold securities for any period of time. Portfolio turnover will also be increased if the Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares. The portfolio turnover rate for the fiscal years ended December 31, 1996 and 1997 were 8% and 7%, respectively.

(DGPF/PF1-SAI/PART B)


OFFERING PRICE

       The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

       The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

       The net asset value per share is computed by adding the value of all securities and other assets in the Series' portfolio, deducting any liabilities of the Series and dividing by the number of the Series' shares outstanding. Expenses and fees are accrued daily. The Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining the Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

       An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

       In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practical, or it is not reasonably practical for the Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of

(DGPF/PF1-SAI/PART B)


redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value determined next after the suspension has been terminated.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

       The Series normally will make payments from its net investment income once a year. Payments from the Series' net realized securities profits, if any, normally will be made following the close of the fiscal year. The Fund's fiscal year ends on December 31. All dividends and distributions are automatically reinvested.

TAXES

       The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

       Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each Series are calculated separately. It is each Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

       Each Series has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, each Series intends to offset realized securities profits to the extent of the capital losses carried forward.

       All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

       Under the Taxpayer Relief act of 1997 (the "1997 Act"), the Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

       "Pre-Act long-term capital gains": securities sold before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

       "Mid-term capital gains" or "28 percent rate gain": securities sold by the Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

       "1997 Act long-term capital gains" or "20 percent rate gain": securities sold between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Series after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

(DGPF/PF1-SAI/PART B)


       "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket.

(DGPF/PF1-SAI/PART B)


INVESTMENT MANAGEMENT AGREEMENT

       Delaware International, Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to the Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management Company ("Delaware Management").

       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

       The Investment Management Agreement between the Fund on behalf of the International Equity Series and Delaware International, dated April 3, 1995, was approved by shareholders on March 29, 1995, and will remain in effect for an initial period of two years. The Agreement may be renewed only if such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by Delaware International. The Agreement will terminate automatically in the event of an assignment.

       Delaware International manages the Series' investments. The annual compensation paid by the Series is equal to 0.75% of its average daily net assets, less the Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund. On December 31, 1997, the total net assets of the Series were $198,863,261. For the fiscal years ended December 31, 1995, 1996 and 1997, the investment management fees relating to the Series amounted to $525,376, $768,150 and $1,304,340, respectively, of which $457,751, $650,392 and
$1,207,677, respectively, were paid and $67,625, $117,758 and $96,663, respectively, were waived after consideration of the waiver described below.

       Except for those borne by Delaware International under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

       Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.95% of average daily net assets through October 31, 1998. Prior to July 1, 1997, Delaware International voluntarily elected to waive its fee and reimburse the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses exceed 0.80% for the period from the commencement of the Series' operations through June 30, 1997.

(DGPF/PF1-SAI/PART B)


Distribution and Service
       Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Series' shares under a Distribution Agreement dated April 3, 1995. It is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

       The Transfer Agent, Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent for the Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

(DGPF/PF1-SAI/PART B)


OFFICERS AND DIRECTORS

       The business and affairs of the Fund are managed under the direction of its Board of Directors.

       Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

       DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and Delaware International was executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

       Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman and Director of the Fund, 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc. Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer of Delaware Management Company.
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer and Trustee of Delaware Management Business Trust. Chairman, Chief Executive Officer, Chief Investment Officer of Delaware
                  Investment Advisers.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd. and Delaware International Holdings Ltd.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

----------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

(DGPF/PF1-SAI/PART B)


*Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director and/or Trustee of the
                  Fund and 33 other investment companies in the Delaware Investments family.
         President, Chief Executive Officer and Director of Delaware Management
                  Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation.
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Richard G. Unruh, Jr. (58)
         ExecutiveVice President of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management
                  Company and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Executive Vice President and Trustee of Delaware Management Business
                  Trust.
         President of Delaware Investment Advisers.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         ExecutiveVice President/Chief Investment Officer, Fixed Income of the
                  Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company, Delaware Investment Advisers and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
                  Delaware Management Business Trust.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

-----------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

(DGPF/PF1-SAI/PART B)


David K. Downes (58)
         ExecutiveVice President, Chief Operating Officer, Chief Financial
                  Officer of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
                  Director of Delaware International Holdings Ltd. Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         ExecutiveVice President, Chief Financial Officer, Chief Administrative
                  Officer and Trustee of Delaware Management Business Trust. Director of Delaware International Advisers Ltd. and Delaware Voyageur
                  Holding, Inc.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

(DGPF/PF1-SAI/PART B)


W. Thacher Longstreth (77)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director of DMH
                  Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc. and Delvoy, Inc.
         Senior Vice President, Secretary, General Counsel and Trustee of
                  Delaware Management Business Trust.
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company.
         Senior Vice President and Director of Delaware International Holdings
                  Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

(DGPF/PF1-SAI/PART B)


Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Treasurer of Lincoln Funds Corporation
         1818 Market Street, Philadelphia, PA 19103.
         During the past five years, Mr. Hastings has served in various capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc., Delaware Management Company and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers.
         Senior Vice President and Manager of Investment Accounting of
                  Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

(DGPF/PF1-SAI/PART B)


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1997. Only the independent directors of the Fund receive compensation from the Fund.

                                                          Pension or                                   Total
                                                          Retirement             Estimated         Compensation
                                                           Benefits               Annual            from all 34
                                      Aggregate             Accrued              Benefits            Delaware
                                    Compensation          as Part of               Upon             Investments
Name                                  from Fund          Fund Expenses          Retirement*           Funds**

W. Thacher Longstreth                  $3,097                None                $38,500              $59,827
Ann R. Leven                           $3,433                None                $38,500              $65,160
Walter P. Babich                       $3,370                None                $38,500              $64,160
Anthony D. Knerr                       $3,370                None                $38,500              $64,160
Charles E. Peck                        $3,002                None                $38,500              $56,682
Thomas F. Madison***                   $2,160                None                $38,500              $43,537

* Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in Delaware Investments for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds in Delaware Investments, based on the number of funds in Delaware Investments as of that date.

** Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

***   Mr. Madison joined the Board of Directors on April 30, 1997.

(DGPF/PF1-SAI/PART B)


            As of April 7, 1998, management believes the following accounts held 5% of record or more of the outstanding shares of each series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:

Series                     Name and Address of Account                          Share Amount       Percentage
------                     ---------------------------                          ------------       ----------

Decatur Total              SMA Life Assurance Company
Return Series              Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   17,238,651             67.68%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   6,483,706             25.45%

Delchester Series          SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   11,011,329             93.25%

Capital Reserves           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,001,523             91.74%

Delaware Series            SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    7,744,687             93.45%

Cash Reserve               SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,336,473             92.22%

(DGPF/PF1-SAI/PART B)


Series                     Name and Address of Account                          Share Amount       Percentage
------                     ---------------------------                          ------------       ----------

DelCap Series              SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    6,479,602           95.32%

International Equity       SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   13,296,990           96.91%

Trend Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,659,975           49.59%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   3,619,110           49.04%

Small Cap Value Series     SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    5,361,951           98.91%

Global Bond Series         Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   1,270,957           72.69%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      463,287           26.49%

(DGPF/PF1-SAI/PART B)


Series                     Name and Address of Account                          Share Amount       Percentage
------                     ---------------------------                          ------------       ----------

Strategic Income           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,020,922           75.93%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     257,050           19.11%

Devon Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,882,719           97.70%


Emerging Markets           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      501,617           70.57%

                           Lincoln National Life Company
                           Separate Account - C See Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,393           29.04%

(DGPF/PF1-SAI/PART B)


Series                     Name and Address of Account                          Share Amount       Percentage
------                     ---------------------------                          ------------       ----------

Convertible Securities     Lincoln National Life Company
Series                     Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,690           47.25%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      206,064           47.11%

Social Awareness           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      730,177           80.52%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     152,822           16.85%

(DGPF/PF1-SAI/PART B)


GENERAL INFORMATION

        Delaware International is the investment manager of the Series. Delaware Management or Delaware International manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

        Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

      Delaware Distributors, L.P. acts as the national distributor for the Series and for all of the other mutual funds in the Delaware Investments family.

        In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

        Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, Inc., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

        The Series commenced operations on October 29, 1992.

(DGPF/PF1-SAI/PART B)


Capitalization
        The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to the Series. While all shares have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of the Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
        Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

(DGPF/PF1-SAI/PART B)


APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
        Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

        Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

        Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1-Plus--Highest certainty of timely payment. Short- term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus-- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        Excerpts from Fitch Investor Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Bonds
        Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest

(DGPF/PF1-SAI/PART B)


degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

(DGPF/PF1-SAI/PART B)


FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the independent auditor for the Series and the Fund and, in its capacity as such, audits the financial statements of the Series contained in the Fund's Annual Report. The Series' Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditor, for the year ended December 31, 1997, are included in the Fund's Annual Report to shareholders. The financial statements and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.